UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 629 1376

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	RLMD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 7, 2022, Relmada Therapeutics, Inc. (the “Company”), issued a press release that provided information regarding top-line results from the Company’s Phase 3 RELIANCE I Trial for REL-1017 as an  adjunctive treatment for major depressive disorder. The Company also announced that it would conduct a conference call and audio webcast on December 7, 2022, at 5:00 PM EST, to discuss the study results. Pursuant to Regulation FD, the press release is furnished with this Current Report as Exhibit 99.1.

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 7, 2022, the Company announced that its RELIANCE I study (REL-1017-301), evaluating REL-1017 as an adjunctive treatment for Major Depressive Disorder (MDD), did not achieve its primary endpoint, which was a statistically significant improvement in depression symptoms compared to placebo as measured by the Montgomery-Asberg Depression Rating Scale (MADRS) on Day 28.  RELIANCE I evaluated the use of REL-1017 in addition to a standard antidepressant for patients who had inadequate response to at least one and up to three standard antidepressant therapies.

REL-1017, as it did in the Company’s RELIANCE III monotherapy trail, demonstrated very favorable tolerability and safety in RELIANCE I, with no opioid-like effects, no withdrawal effects, and no psychotomimetic effects. There were no adverse events related to QTcF prolongation.

On December 7, 2022, the Company also issued a slide presentation that provided additional information regarding top-line results from the RELIANCE I Trial. The slide presentation is filed with this Current Report as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press release issued on December 7, 2022
99.2	Presentation dated December 7, 2022— Reliance I Topline: REL-1017 for Major Depressive Disorder (MDD)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2022	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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